MADRONA INTERNATIONAL ETF (NYSE Arca Ticker: FWDI)

SUMMARY PROSPECTUS – October 29, 2012

Before you invest in the Fund, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and statement of additional information, each dated October 29, 2012, as supplemented from time to time, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and statement of additional information, as well as other information about the Fund, online at http://advisorshares.com/fund/fwdi. You may also obtain this information at no charge by calling 877.THE.ETF1 (877.843.3831) or by sending an email request to info@advisorshares.com.

INVESTMENT OBJECTIVE

The Madrona International ETF (the “Fund”) seeks to provide long-term capital appreciation above the capital appreciation of its international benchmarks, such as the MSCI EAFE Index, the Fund’s primary benchmark, and the BNY Mellon Classic ADR Index, the Fund’s secondary benchmark.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	0.80%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES	0.74%
TOTAL ANNUAL FUND OPERATING EXPENSES	1.54%
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(a)	0.29%
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER AND/OR EXPENSE REIMBURSEMENT	1.25%

(a)	AdvisorShares Investments, LLC (“the Advisor”) has contractually agreed to reduce its fees and/or reimburse expenses to keep the Fund's Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.25% of the Fund’s average daily net assets for a year from the date of this Prospectus and for an indefinite period thereafter subject to annual approval by the Board . The expense limitation agreement (i) may be terminated at any time by the Board, and (ii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included, your costs would be higher.

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The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Madrona International ETF	$128	$459	$813	$1,812

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Fund performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was 110% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Madrona Funds, LLC (the “Sub-Advisor”) seeks to achieve the Fund’s investment objective by selecting a portfolio primarily composed of American Depository Receipts (“ADRs”) from among the largest issuers of Europe, Australasia and the Far East (“EAFE”) and Canada. The Fund’s portfolio may also include U.S.-traded securities of large-capitalization non-U.S. issuers that provide exposure to certain markets deemed to be emerging markets. Securities are selected, weighted and sold based upon the Sub-Advisor’s proprietary investment process. The Sub-Advisor’s investment committee meets on a bi-weekly basis to monitor the portfolio and make allocation decisions. The investment committee uses third-party analyst research and a proprietary fundamental process to make allocation decisions.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks that may affect the value of its shares, including:

American Depositary Receipt (ADR) Risk. ADRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. In addition, investments in ADRs may be less liquid than the underlying securities in their primary trading market.

Currency Risk. As a result of the Fund’s investments in securities receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that currencies to which the Fund is exposed will decline in value relative to the U.S. dollar, which may cause the dollar value of an investment in the Fund to be adversely affected.

Early Closing Risk. An unanticipated early closing of the NYSE Arca, Inc. (the “Exchange”) may result in a shareholder’s inability to buy or sell shares of the Fund on that day.

Emerging Markets Risk. Certain of the Fund’s investments will expose the Fund’s portfolio to the risks of investing in emerging markets. Emerging markets, which consist of countries or markets with low to middle income economies as classified by the World Bank and other countries or markets with similar characteristics as determined by the Advisor, can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

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Foreign Investment Risk. The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Geographic Concentration Risk. To the extent that the Fund’s investments are concentrated in a particular country or region, the Fund will be susceptible to loss due to adverse market, political, regulatory, and geographic events affecting that country or region. The Fund has concentrated investment exposure to the countries and regions listed below.

Asia. While certain Asian economies are exemplars of growth and development others have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions.

Canada. The Canadian economy is susceptible to adverse changes in certain commodities markets, including those related to the agricultural and mining industries. It is also heavily dependent on trading with key partners. Any reduction in this trading may adversely affect the Canadian economy.

Europe. The European economy is diverse and includes both large, competitive economies and small, struggling economies. The European economy is vulnerable to decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies.

United States. The United States is a significant trading partner of many emerging markets in which the Fund invests. The United States economy has traditionally been considered to be one of the most stable and productive economies in the world. However, the recent financial crisis, declining U.S. imports, new trade regulations, changes in exchange rates, and increasing public debt pose concerns for many of the United States’ trading partners that depend on its historically high levels of consumer spending and foreign investment.

Large-Cap Risk. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when the demand for large-cap stocks is less than for other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

Liquidity Risk. Trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable.

Market Risk. Due to market conditions, the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

Trading Risk. Shares of the Fund may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand.

As with any fund, there is no guarantee that the Fund will achieve its investment objective.

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FUND PERFORMANCE

A comparison of the Fund’s performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund is new and, therefore, does not have a performance history for a full calendar year. Of course, once the Fund has performance, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

MANAGEMENT

Name	Title

AdvisorShares Investments, LLC	Advisor

Madrona Funds, LLC	Sub-Advisor

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor

Brian K. Evans, Founder, Managing Member and Portfolio Manager	since 2010

Robert W. Bauer, Member and Portfolio Manager	since 2010

Kristi R. Henderson, Member and Portfolio Manager	since 2010

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at its NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of at least 25,000 shares. A“creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into a Fund a portfolio of securities closely approximating the holdings of that Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 25,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), a Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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